Supplement dated February 12, 2001 to
                        Prospectus dated May 1, 2000 for
                             PROTECTIVE PREMIERE II
                   issued by Protective Life Insurance Company

The information under the caption "Sale of the Policies" on page 51 of the prospectus is amended by adding the following sentence at the end of the first paragraph of that section:

         Commissions payable in connection with the sale of Policies to corporate purchasers or Policies involving Face Amounts in excess of $5 million may be higher than those identified above.